BALANCE SHEET - USD ($)	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023
Assets
Total Assets
Liabilties
Accrued expenses	5,000		5,000
Total liabilities	5,000		5,000
Shareholders' Deficit:
Common Stock, Value, Issued	0		0
Accumulated deficit	(2,139,199)		(5,000)
Total stockholders' deficit	(5,000)	$ (5,000)	(5,000)
Total liabilities, convertible preferred stock, and stockholders' deficit	$ 0		$ 0